                                  EXHIBIT 24.1
                                POWER OF ATTORNEY


STATE OF TEXAS

COUNTY OF HARRIS

         BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

                              John W. Sinders, Jr.

a resident of the age of majority of the County of Harris, Texas (hereinafter "Appearer"), who declared as follows:

         Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an annual report on Form 10-K for the fiscal year ended August 31, 1999, including without limitation execution on behalf of Appearer of such annual report on Form 10-K and any amendments thereto.

         Executed in Houston, Texas in the presence of the undersigned competent witnesses and me, Notary, on this 1st day of November 1999.


WITNESSES:

                                                  /s/ John W. Sinders, Jr.
-------------------------                         -----------------------------

-------------------------


                          ----------------------------
                                  Notary Public

                                  EXHIBIT 24.1
                                POWER OF ATTORNEY


STATE OF SOUTH CAROLINA

COUNTY OF LAURENS

         BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

                                Albert McAlister

a resident of the age of majority of the County of Laurens, South Carolina (hereinafter "Appearer"), who declared as follows:

         Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an annual report on Form 10-K for the fiscal year ended August 31, 1999, including without limitation execution on behalf of Appearer of such annual report on Form 10-K and any amendments thereto.

         Executed in Laurens, South Carolina in the presence of the undersigned competent witnesses and me, Notary, on this 1st day of November 1999.


WITNESSES:

                                                    /s/ Albert McAlister
-------------------------                          --------------------------

-------------------------


                          ----------------------------
                                  Notary Public

                                  EXHIBIT 24.1
                                POWER OF ATTORNEY


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

         BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

                                 L. Lane Grigsby

a resident of the age of majority of the Parish of East Baton Rouge, Louisiana (hereinafter "Appearer"), who declared as follows:

         Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an annual report on Form 10-K for the fiscal year ended August 31, 1999, including without limitation execution on behalf of Appearer of such annual report on Form 10-K and any amendments thereto.

         Executed in Baton Rouge, Louisiana in the presence of the undersigned competent witnesses and me, Notary, on this 1st day of November 1999.


WITNESSES:

                                            /s/ L. Lane Grigsby
-------------------------                  --------------------------

-------------------------



                          ----------------------------
                                  Notary Public

                                  EXHIBIT 24.1
                                POWER OF ATTORNEY


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

                                William H. Grigg

a resident of the age of majority of the County of Mecklenburg, North Carolina (hereinafter "Appearer"), who declared as follows:

         Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an annual report on Form 10-K for the fiscal year ended August 31, 1999, including without limitation execution on behalf of Appearer of such annual report on Form 10-K and any amendments thereto.

         Executed in Charlotte, North Carolina in the presence of the undersigned competent witnesses and me, Notary, on this 28th day of October 1999.


WITNESSES:

                                            /s/ William H. Grigg
-------------------------                   -----------------------------------

-------------------------




                          ----------------------------
                                  Notary Public

                                                                   EXHIBIT 24.1
                                POWER OF ATTORNEY


STATE OF NORTH CAROLINA

COUNTY OF GASTONIA

         BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

                                 David W. Hoyle

a resident of the age of majority of the County of Gastonia, North Carolina (hereinafter "Appearer"), who declared as follows:

         Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an annual report on Form 10-K for the fiscal year ended August 31, 1999, including without limitation execution on behalf of Appearer of such annual report on Form 10-K and any amendments thereto.

         Executed in Dare County, North Carolina in the presence of the undersigned competent witnesses and me, Notary, on this 28th day of October 1999.


WITNESSES:
                                                      /s/ David W. Hoyle
----------------------------                          --------------------------

----------------------------

                          ----------------------------
                                 Notary Public